UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 22, 2009

(Date of earliest event reported)

Data I/O Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-10394

_____________________________________

Washington	91-0864123
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 185th Ave. N.E., Suite 101

Redmond, WA 98052

(Address of principal executive offices, including zip code)

(425) 881-6444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2009, the board of directors (the “Board”) of Data I/O Corporation (the “Company”) amended Article IV, Sections (1) and (2) of the Company’s bylaws to allow for a range of four (4) to six (6) in the number of directors sitting on the Board, with the number of Board members to be fixed by resolution from time to time by the Board or the Company’s shareholders. Additionally, the bylaws were amended to fix an error in Article IV, Section (2) of the previous bylaws that inadvertently referenced Article IV, Section (6) (“Regular Meetings”) as a way that a director may have their term shortened. This has been updated to correctly reference Article IV, Section (4) (“Resignation”).

The amended bylaws took effect on April 22, 2009. A copy of the new bylaw sections is attached as Exhibit 3.2 to this Form 8-K. As previously reported, the change in the number of directors actually sitting on the Board is expected to be effective with the Company’s Annual Meeting of Shareholders scheduled for May 14, 2009.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.2	Amendment to the Company’s bylaws effective April 22, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation
By:	/s/ Frederick R. Hume
Frederick R. Hume President Chief Executive Officer

Date: April 24, 2009

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amendment to the Company’s bylaws effective April 22, 2009.

Exhibit 3.2

CERTIFICATE OF ADOPTION

OF

AMENDMENT TO BYLAWS

OF

DATA I/O CORPORATION

The undersigned, Joel S. Hatlen, secretary of Data I/O Corporation, a Washington corporation, hereby certifies that the following amendment to the bylaws of the corporation was adopted by the board of directors on April 22, 2009.

Sections (1) and (2) of Article IV of the Bylaws of Data I/O Corporation are hereby deleted in their entirety and replaced with the following:

“(1)       Number and Powers: The management of all the affairs, property and interest of the corporation shall be vested in a Board of Directors consisting of four (4) to six (6) persons, with the number of directors to be fixed from time to time by resolution of the Board of Directors or the Shareholders. Directors shall be elected for a term of one year, and shall hold office until their successors are elected and qualified. Directors need not be shareholders or residents of the State of Washington. In addition to the powers and authorities by these Bylaws and the Articles of Incorporation expressly conferred upon it, the Board of Directors may exercise all such powers of the corporation and do all such lawful acts and things as are not prohibited by statute or by the Articles of Incorporation or by these Bylaws or as directed or required to be exercised or done by the shareholders.

(2)          Change of Number: The number of directors may at any time be increased or decreased by resolution of the Board of Directors or the Shareholders. No decrease in the number of directors shall have the effect of shortening the term of any incumbent directors, except as provided in Sections 4 and 5 of this Article IV.”

Dated: April 24, 2009
___________________________________
Joel S. Hatlen, Secretary